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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2003

Commission File No. 1-15213

Braun Consulting, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3702425 (I.R.S. Employer Identification No.)
20 West Kinzie, Suite 1600 Chicago, Illinois (Address of principal executive offices)	60610 (Zip Code)

Registrant's telephone number including area code: (312) 984-7000

Former name or former address, if changed since last report: Not Applicable

ITEM 7.    Financial Statements and Exhibits

(c)
Exhibits

        The following exhibit is furnished as part of this report:

  99.1
  Press Release of Braun Consulting, Inc., dated May 8, 2003, reporting financial results for the first quarter 2003.

ITEM 9.    Regulation FD Disclosure

        On May 8, 2003, Braun Consulting, Inc. (the "Company") issued a press release setting forth the Company's financial results for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This press release may also be found on the Company's website at www.braunconsult.com on the Investor Relations page.

        This information is furnished as an exhibit to this report on Form 8-K pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition" under Item 9, "Regulation FD Disclosure" of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-8216.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the registrant and in the capacities indicated on May 8, 2003.

BRAUN CONSULTING, INC.
Date: May 8, 2003	/s/ THOMAS A. SCHULER Thomas A. Schuler Senior Vice President of Corporate Development and Investor Relations (Principal Financial Officer)

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  ITEM 7. Financial Statements and Exhibits
  ITEM 9. Regulation FD Disclosure
SIGNATURES